Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
INVENTORIES

3. INVENTORIES

Inventories primarily include bottled wine which is carried at the lower cost (calculated using the average cost method) or net realizable value. During 2023, the Company recorded a $1.8 million inventory write down to net realizable value, which is recorded in cost of revenue in the financial statements. The write-down was the result of entering into an agreement to sell products at a price that was lower than the Company’s cost. The finished goods inventory at December 31, 2023 includes a valuation reserve of $112,000. Inventories consist of the following at:

	December 31, 2023	December 31, 2022
Inventory – finished goods	$337,873	$3,683,159
Inventory – merchandise	—	13,039
Total	$337,873	$3,696,198